UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934
Date of Report (date of earliest event reported):  July 30, 2008  (July 28, 2008)

GEOKINETICS INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-33460 (Commission File Number)	94-1690082 (I.R.S. Employer Identification Number)

1500 CityWest Blvd., Suite 800
Houston, Texas 77042
 (Address of principal executive offices)

(713) 850-7600

(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of theregistrant under any of the following provisions:

     ☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K filed July 30, 2008

Item 1.01 Entry into a Material Definitive Agreement.

Agreement to Sell Preferred Stock and Warrants

On July 28, 2008, Geokinetics Inc. ("Geokinetics") entered into (i) a Series B-2 and Warrant Purchase Agreement (the "Series B-2 Purchase Agreement") and (ii) an Amended and Restated Registration Rights Agreement (the "2008 Registration Rights Agreement") with Avista Capital Partners, L.P. and Avista Capital Partners (Offshore), L.P. (the "Series B-2 Purchasers").

At closing (which occurred on July 28, 2008), pursuant to the terms of the Series B-2 Purchase Agreement and for an aggregate consideration of $30,000,000, Geokinetics sold to the Series B-2 Purchasers (i) an aggregate of 120,000 shares of its Series B-2 Senior Convertible Preferred Stock, $10.00 par value ("Series B-2 Preferred Stock") and (ii) five-year warrants ("2008 Warrants") to purchase up to an aggregate of 240,000 shares of the Geokinetics' common stock, par value $0.01 per share ("Common Stock"), at an exercise price of $20.00 per share.

Pursuant to the 2008 Registration Rights Agreement, Geokinetics granted the Series B-2 Purchasers certain demand and piggyback registration rights with respect to the shares of Common Stock into which the Series B-2 Preferred Stock is convertible.  The 2008 Registration Rights Agreement amends and restates the Registration Rights Agreement dated as of September 8, 2006 ("2006 Registration Rights Agreement"), covering certain shares of Geokinetics' Series B-1 Convertible Preferred Stock sold pursuant to that certain Securities Purchase Agreement, dated as of September 8, 2006, among Geokinetics and the Purchasers named therein (the "Series B-1 Purchase Agreement").  All shares of the Company's Series B Senior Convertible Preferred Stock (including both Series B-1 Preferred Stock and Series B-2 Preferred Stock), are now subject to the provisions of the 2008 Registration Rights Agreement.

Geokinetics intends to use the proceeds from the sale of Series B-2 Preferred Stock, as well as any proceeds from the exercise of the 2008 Warrants, for general corporate purposes and additional working capital.

The foregoing description is a summary of the material terms of the Series B-2 Purchase Agreement, the 2008 Registration Rights Agreement, and the 2008 Warrants; it does not purport to be complete, and is qualified in its entirety by reference to the Series B-2 Purchase Agreement, the 2008 Registration Rights Agreement and the 2008 Warrants, copies of which are attached to this Form 8-K as Exhibits 10.3, 10.4, 10.5 and 10.6, respectively.

Item 3.02 Unregistered Sales of Equity Securities.

(a)           Securities Sold

(i)           On November 30, 2005, Geokinetics issued 20,120,000 shares of Common Stock (pre-reverse split) and issued five-year warrants to purchase an aggregate of 2,012,000 additional shares of Common Stock (pre-reverse split) at a price of $2.00 per share.

(ii)          On December 9, 2005, Geokinetics issued an additional 4,550,000 shares of Common Stock (pre-reverse split) and issued five-year warrants to purchase an additional 455,000 shares of Common Stock (pre-reverse split).

(iii)         On December 15, 2006, Geokinetics issued 220,000 shares of Series B-1 Preferred Stock.

Form 8-K filed July 30, 2008

(iv)           As described in Item 1.01, of this Current Report on Form 8-K, on July 28, 2008, Geokinetics issued 120,000 shares of Series B-2 Preferred Stock and 2008 Warrants to purchase up to an aggregate of 240,000 shares of Common Stock.

(c)           Consideration

(i)           The aggregate offering price of the Common Stock and warrants issued on November 30, 2005 was $25,150,000.

(ii)           The aggregate offering price of the Common Stock and warrants issued on December 9, 2005 was $5,687,500.

(iii)          On December 9, 2005, Geokinetics issued to RBC Capital Markets Corporation and other holders five-year warrants to purchase up to 2,741,050 shares of Common Stock (pre-reverse split), in connection with the November 30, 2005 and the December 9, 2005 issuances of Common Stock and warrants.

(iv)         The aggregate offering price of the Series B-1 Preferred Stock issued on December 15, 2006 was $55,000,000.

(v)          The aggregate offering price of the Series B-2 Preferred Stock and 2008 Warrants sold on July 28, 2008 was $30,000,000.

(d)           Exemption From Registration Claimed

The Common Stock and warrants issued on November 30, 2005 and December 9, 2005, Series B-1 Preferred Stock issued on December 15, 2006 and Series B-2 Preferred Stock and 2008 Warrants issued on July 28, 2008 were issued pursuant to the exemption from registration provided by Section 4(2) and Rule 506 of Regulation D of the Securities Act of 1933, as amended (the "Securities Act"). Each of the purchasers represented to Geokinetics that such person or entity was an “accredited investor” as defined in Regulation D under the Securities Act and that the securities were acquired for such investor’s own account and without a view to the distribution of such securities.

(e)           Terms of Conversion or Exercise

(i)           The warrants issued on November 30, 2005 and December 9, 2005 may be exercised, at the option of the holder, in whole or in part and at any time from and after the date of issuance until the fifth anniversary of the date of issuance, at an exercise price per share of Common Stock equal to $2.00, subject to adjustment as described in the warrants.

(ii)          Each share of Series B-1 Preferred Stock and Series B-2 Preferred Stock (collectively, "Series B Preferred Stock") is initially convertible into 10 shares of Common Stock at the option of the holder. The number of shares of Common Stock into which each share of Series B Preferred Stock can be converted is subject to adjustment, from time to time, on the terms described in the Amended Certificate of Designation of Series B Senior Convertible Preferred Stock with the Secretary of State of Delaware, filed on July 28, 2008.

Form 8-K filed July 30, 2008

(iii)           At the option of Geokinetics, each share of Series B Preferred Stock is convertible into shares of Common Stock, immediately upon the sale of Common Stock in an underwritten public offering pursuant to an effective registration statement under the Securities Act at a price per share yielding net proceeds to Geokinetics of not less then $35.00 per share, and providing net proceeds to Geokinetics and the selling stockholders, if any, of not less than $75,000,000.

(iv)           The 2008 Warrants may be exercised, at the option of the holder thereof, in whole or in part and at any time from and after July 28, 2008, at an exercise price per share of Common Stock equal to $20.00, subject to adjustment as described in the 2008 Warrants, copies of which are attached to this Form 8-K as Exhibit 10.5 and 10.6.

The foregoing description is a summary of the material terms of the warrants issued on November 30, 2005 and December 9, 2005, the Series B-1 Purchase Agreement, 2006 Registration Rights Agreement, Series B-2 Purchase Agreement, the 2008 Registration Rights Agreement and the 2008 Warrants, it does not purport to be complete, and is qualified in its entirety by reference to the warrants issued on November 30, 2005 and December 9, 2005, and to the Series B-1 Purchase Agreement, 2006 Registration Rights Agreement, Series B-2 Purchase Agreement, the 2008 Registration Rights Agreement and the 2008 Warrants, copies of which are attached to the Form 8-K filed on September 14, 2006 as Exhibits 10.1 and 10.2 and this Form 8-K as Exhibits 10.3, 10.4, 10.5 and 10.6, respectively.

Item 5.03 Amendments to Articles of Incorporation.

On July 28, 2008, Geokinetics filed an Amended Certificate of Designation of Series B Senior Convertible Preferred Stock with the Secretary of State of Delaware in order to (i) re-designate the Series B Senior Convertible Preferred Stock of the Corporation as Series B-1 Senior Convertible Preferred Stock (the "Series B-1 Preferred Stock") and (ii) establish a new series of Series B Senior Convertible Preferred Stock, $10.00 par value per share, consisting of 350,000 shares and designated as Series B-2 Senior Convertible Preferred Stock (the "Series B-2 Preferred Stock").  Pursuant to the terms of the Series B-2 Purchase Agreement described under Item 1.01 above, Geokinetics issued an aggregate of 120,000 shares of Series B-2 Preferred Stock to the Series B-2 Purchasers on July 28, 2008.  A copy of the Amended Certificate of Designation of Series B Senior Convertible Preferred Stock filed with the Secretary of State of Delaware on July 28, 2008, is filed as Exhibit 4.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Exhibits

4.1	Amended Certificate of Designation of Series B Senior Convertible Preferred Stock as filed with the Secretary of State of Delaware on July 28, 2008.

10.1
Securities Purchase Agreement (without exhibits), dated September 8, 2006, by and among Geokinetics Inc. and the purchasers named therein (incorporated by reference from Exhibit 10.1 to Form 8-K filed on September 14, 2006 (file no. 000-09268)).

Form 8-K filed July 30, 2008

10.2
Registration Rights Agreement, dated September 8, 2006, by and among Geokinetics Inc. and the holders named therein (incorporated by reference from Exhibit 10.2 to Form 8-K filed on September 14, 2006 (file no. 000-09268)).

10.3	Series B-2 and Warrant Purchase Agreement, dated July 28, 2008, by and among Geokinetics Inc. and the purchasers named therein.

10.4	Amended and Restated Registration Rights Agreement, dated July 28, 2008, by and among Geokinetics Inc. and the holders named therein.

10.5	Warrant, dated July 28, 2008, issued by Geokinetics Inc. to Avista Capital Partners, L.P.

10.6	Warrant, dated July 28, 2008, issued by Geokinetics Inc. to Avista Capital Partners (Offshore), L.P.

99.1	Press Release dated July 28, 2008, "Geokinetics Raises $30 Million from Sale of Additional Preferred Stock."

Form 8-K filed July 30, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GEOKINETICS INC.

Date: July 30, 2008	By:	/s/ Scott A. McCurdy
Scott A. McCurdy, Vice President and Chief Financial Officer